UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARTHA STEWART LIVING OMNIMEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MARTHA STEWART LIVING OMNIMEDIA, INC.

601 West 26th Street

New York, New York 10001

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 23, 2012

The following information supplements and amends the proxy statement (the “Proxy Statement”) of Martha Stewart Living Omnimedia, Inc. (“we,” “our,” the “Company” or “MSO”) furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors (the “Board”) for the 2012 Annual Meeting of Stockholders and any adjournment or postponement thereof (the “Annual Meeting”). Capitalized terms used in this supplement to the Proxy Statement (this “Supplement”) and not otherwise defined have the meaning given to them in the Proxy Statement. This Supplement is being filed with the Securities and Exchange Commission and being made available to stockholders on May 16, 2012.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Only stockholders of record as of the close of business on March 28, 2012 are entitled to receive notice of and to vote at the Annual Meeting.

On April 17, 2012, a putative class action, titled Hutt v. Martha Stewart Living Omnimedia, Inc. et al., (the “Hutt Action”) was filed against the Company and each of its directors in the Supreme Court of the State of New York, County of New York (the “Supreme Court”). The complaint in the Hutt Action (the “Complaint”) alleges that the Proxy Statement does not fully and accurately describe Proposal 2 (the proposal seeking stockholder approval of an amendment to the Omnibus Stock and Option Compensation Plan (the “Stock Plan”) to increase by 4,557,272 shares the number of shares of Class A Common Stock available for award) and that by disseminating a materially misleading and incomplete Proxy Statement, the directors have breached their fiduciary duties to the Company’s stockholders, and the Company has aided and abetted such breaches. The Complaint alleges that the Proxy Statement is deficient in its disclosure regarding Proposal 2. The Complaint further alleges that the purported dilutive effect of Proposal 2 is not disclosed. The Complaint alleges that the questions of law and fact common to the putative class include: whether the directors and the Company breached their fiduciary duties in connection with Proposal 2 and the issuance of the Proxy Statement; whether the directors are engaging in self-dealing in connection with Proposal 2; whether the directors are unjustly enriching themselves and other insiders or affiliates of the Company; whether the directors and the Company are attempting to dilute current stockholders and failing to provide stockholders with adequate information to understand the potentially dilutive effect of Proposal.

2; and whether the plaintiff and the absent members of the putative class would suffer irreparable injury were the transactions complained of consummated without adequate disclosures. The Complaint seeks injunctive relief and damages, including preliminary injunction in the form of an order enjoining the stockholder vote on Proposal 2 at the Annual Meeting. The Company removed the Hutt Action to the United States District Court in the Southern District of New York (the “District Court”) on April 30, 2012, and the District Court remanded the action to the Supreme Court by order entered on May 11, 2012. The parties have agreed to settle the action in principle.

Supplemental Disclosure Concerning Proposal 2

As described in the Proxy Statement, the Stock Plan is designed to promote our success and enhance our value by linking the interests of our officers, employees and directors to those of our stockholders and by providing participants with incentives to outstanding performance. As of March 28, 2012, approximately 1,442,728 shares of Class A Common Stock were available for issuance, more than 2,350,000 fewer shares than were granted under the Stock Plan during 2011. The Compensation Committee recommended to the Board the 4,557,272 share increase with a view to seeking stockholder approval for a pool of shares sufficient for approximately three years of awards (assuming that historic rates of issuance will continue). The Compensation Committee determined that reserving shares sufficient for approximately three years of awards is in line with the practice of other public companies, and would enable stockholders to have more input on Stock Plan share increases relative to past practice.

In 2009, 2010 and 2011, the Company made equity awards representing a total of 4,621,151 shares, 1,487,914 shares, and 3,793,445 shares, respectively.

Because Proposal 2 does not contemplate the amount or timing of specific equity awards, it is not possible to calculate the amount of subsequent dilution that may ultimately result from such awards.

The inclusion of this information in this Supplement should not be regarded as an indication that the assumptions used to determine the number of additional shares will be predictive of actual future equity grants. These assumptions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics with respect to certain equity-based awards, the extent of option exercise activity, and others described in our Form 10-K for the year ended December 31, 2011, and our Form 10-Q for the quarter ended March 31, 2012.

Voting and Changing Your Vote

If you are a stockholder of record, there are three ways to vote by proxy:

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By Internet – You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice or, if you received your proxy materials by mail, by following the instructions on the proxy card.

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By telephone – If you received your proxy materials by mail or if you request paper copies of the proxy materials, stockholders located in the United States can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.

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By mail – If you received your proxy materials by mail or if you request paper copies of the proxy materials, you can vote by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern time on May 22, 2012. Submitting your proxy by any of these methods will not affect your ability to attend the Annual Meeting and vote during the Annual Meeting at www.virtualshareholdermeeting.com/mso.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

•	attending the Annual Meeting and voting via the Internet;

•

voting again by the Internet or telephone (only the last vote cast by each stockholder of record will be counted), provided that the stockholder does so before 11:59 p.m. Eastern time on May 22, 2012; or

•

delivering a written notice, at the address given below, bearing a date later than that indicated on the proxy card or the date you voted by Internet or telephone, but prior to the date of the Annual Meeting, stating that the proxy is revoked;

•	signing and delivering a subsequently dated proxy card prior to the vote at the Annual Meeting.

You should send any written notice or new proxy card to Martha Stewart Living Omnimedia, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. You may request a new proxy card by calling Martha Stewart Living Omnimedia, Inc. at (212) 827-8455.

IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING. YOUR VOTE WILL BE TABULATED AS YOU INSTRUCTED.

Amendment to the Virtual Stockholder Meeting Website

The following information is being posted on the virtual annual stockholder meeting website of Martha Stewart Living Omnimedia, Inc. located at www.virtualshareholdermeeting.com/mso (the “Website”).

“To listen to the Annual Meeting, please dial 1-800-860-2442. For stockholders located outside of the U.S., please dial 1-412-858-4600. You will need your control number to listen in.”

Please note, if a stockholder dials in, they may submit a question before or during the meeting only via the Website. The stockholder will need their control number to log in to the Website.

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